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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) MAY 25, 2000,

                             BLYTH INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

                 Delaware          1-13026           36-2984916
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             (State or other     (Commission       (IRS Employer
             jurisdiction of     File Number)    Identification No.)
             incorporation)

             100 FIELD POINT ROAD, GREENWICH, CONNECTICUT  06830
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             (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code (203) 661-1926

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5. Other Events

         See Exhibit 99.1 attached hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

             99.1 Press Release
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BLYTH INDUSTRIES, INC.


Date: May 31, 2000                       By: /s/ Bruce D. Kreiger
                                             -----------------------------------
                                         Name: Bruce D. Kreiger
                                         Title: Vice President & General Counsel